U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): Sept 15, 2000

                        COMMISSION FILE NUMBER: 0-21322

                              RUSSIAN IMPORTS.COM
              (Exact name of registrant as specified in its charter)

            Delaware                                        95-4363944
--------------------------------------                   ----------------
(State or jurisdiction of incorporation                 (I.R.S. Employer
 or organization                                         I.D. No.)

3811 Turtle Creek Blvd., Suite 350
Dallas, Texas                                                  75219
(Address of principal executive offices)                     (Zip Code)
--------------------------------------                    ----------------

                   Registrant's telephone number: (214)528-8200

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

     On or about December 14, 2000 (the closing date) an agreement dated November 17, 2000 between the company, selling shareholders Jeffrey Volpe and Agata Gotova, and buyer A. Rene Devraes, Jr. resulted in the transfer of 1,775,000 shares of restricted common stock. On or about December 8, 2000, A. Rene Devraes, Jr. was issued 2,000,000 additional shares of restricted common stock in exchange for present and future services, and subscribed to an additional 3,000,000 shares in exchange for a promissory note in the sum of $1,200,000. These transactions resulted in A. Rene Devraes becoming the controlling shareholder of the company.


Item 2.    Acquisition or Disposition of Assets

Not applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

     As a result of the share exchange agreement, the company added a director to its board of directors and effected a change in management, as follows:

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Name                     Age                 Position

A. Rene Devraes, Jr.     61                  President, Secretary,CFO
                                             Director

A. Rene Devraes, Jr. Mr. Devraes is the current President, Secretary and Director of the company, since December 8, 2000. He was the co-founder of the A.R. Devraes Company, Inc., a manufacturer and supplier of heavy equipment,and its Chairman from 1961 to 1982. From 1982 though 1985, he was President of Khonbu Industries, a designer and nationwide distributor of exclusive consumer products. From 1978 to 1986, he acted as Chairman and CEO of Eagle Rock Corporation. From 1986 through 1990, he served as Chairman and CEO of Vantage Industries, an international marketing firm. From 1991 to the present time, he has served as Chairman and CEO of Secured Retirement International, Inc., specializing in the design and marketing of proprietary U.S. Treasury and municipal bond mutual funds. Mr. Devraes also co-invented a unique finance product that pays increasing distributions through a patented method for pooling and distributing bond income.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of Russian Imports as of the date of this disclosure(1), by (I) each person who is known by Russian Imports to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of Nortech's directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address              Number of Shares          Percentage Owned
----------------              ----------------          ----------------

A. Rene Devraes, Jr.          6,610,000                 94.27%
170 South County Road
Palm Beach, CA 33480

----------------------------------------
Based on outstanding shares of 7,011,500.

Item 6.    Resignations of Registrant's Directors

           Effective December 14, 2000, Agata Gotova resigned as the sole officer and director of the company.

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

    Not applicable.

     (b)   Pro forma Financial Information.

    Not applicable.
 s
     Exhibits.

     There is attached hereto the following exhibits:

     Exhibit 1.     Acquisition agreement

     Exhibit 2.     Resignation of Agata Gotova

     Exhibit 3.     Subscription Agreement of Rene Devraes

     Exhibit 4.     Corporate Resolution


                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2000

RUSSIAN IMPORTS.COM

/s/ A. Rene Devraes, Jr.
-----------------------------------
By: A. Rene Devraes, Jr., President

[CAPTION]
EXHIBIT 1.

ACQUISITION AGREEMENT



     THIS AGREEMENT (hereinafter "the agreement"), is made and entered into as of the 17th day of November, 2000, by and between RUSSIAN IMPORTS.COM, INC., a California corporation (hereinafter "Imports"), A. RENEE DERVAES, (hereinafter "Buyer"), and AGATA GOTOVA and JEFFREY VOLPE (hereinafter "Selling Shareholder), provides as follows:


     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:


     A. Imports is a publicly held California corporation, with currently issued and outstanding, 1,974,000 shares of common stock.

     B.  Selling Shareholder holds 1,775,000 shares of restricted common stock.

     C.  Buyer desires to purchase all of the shares held by Selling
Shareholder.

     D. Imports has filed a form 10SB with the S.E.C., which has been declared effective with no further comments, and there is now pending with National Capital, LLC, a 15c-211 filing with the NASD. The trading symbol assigned to Imports is RSIM.

                           ACQUISITION OF IMPORTS STOCK

     A. Upon the closing of this agreement and the transfer of funds, Selling Shareholders shall transfer, in the aggregate, 1,775,000 shares of free trading common stock to Buyer, in exchange for the sum of $336,000, payable to the account of Montana Capital, escrow agent upon closing, in full consideration for the Shares.

     B. The closing for the consummation of the transactions contemplated by this Agreement ("Closing"), shall, unless another date or place is agreed to in writing by the parties, take place at the Offices of Kenneth G. Eade, 827 State Street, Suite 12, Santa Barbara, CA 93101, on or before November 30, 2000.


     3.  CONDITIONS PRECEDENT TO IMPORT'S PERFORMANCE

     The exchange of Imports stock is conditioned upon the following:

     A. The satisfactory completion of the parties' due diligence investigation of Buyer, and their respective business, officers, directors and shareholders.

     B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Buyer shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.


     4.  CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

     The exchange of Imports stock is conditioned on the following:

     A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of Imports since the execution of the letter of intent between the parties.

     B. The satisfactory completion of Buyer's due diligence investigation of Imports and its business, operations and officers and directors.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Imports shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

     D. The approval by NASD for a quotation of the common stock of Imports on the OTC Bulletin Board on of before the time of closing.


     5.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer hereby represents and warrants to Imports as follows:

     A. Buyer has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Buyer and Imports, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Buyer, Imports, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Buyer and Imports hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Buyer or Imports is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Buyer or Imports' knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of Buyer's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither Buyer, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Buyer does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Buyer, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Buyer or Imports.

     H. Buyer has complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     6.  REPRESENTATIONS AND WARRANTIES  OF IMPORTS.

          Imports hereby represents and warrants as follows:

     A. Imports is a corporation duly formed and validly existing and in good standing under the laws of the state of California, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.

     B. Imports has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Imports, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Imports is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Imports hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Imports is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of Imports' assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. The shares of Imports being transferred pursuant to this agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

     G. Neither Imports, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     H. The authorized share capital of Imports consists of 100,000,000 shares of common class stock, 1,974,000 of which are issued and outstanding, and are owned, beneficially and of record by Imports' shareholders and no other share capital of Imports is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating Imports to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

     I. Imports has submitted to Buyer a list of all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by Imports or to which any properties or assets of Imports is subject, a list of all leases and similar agreements under which Imports is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of Imports''s business. Imports has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.

     J. The execution, delivery and performance of this agreement by Imports does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to Imports, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Imports.

     K. Imports has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     L. All of the representations and warranties herein made by Imports are applicable to it and to each of its subsidiaries as well.

     M. There are no actions, suits, and proceedings pending or threatened against or affecting Imports or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. Imports has no knowledge or notice of, any grounds for any other action, suit or proceeding.

     N.   Imports has no outstanding payables.

     O. Buyer shall have received an opinion, dated the Closing Date, from Imports' legal counsel, which shall be in a form and substance satisfactory to Buyer, as follows:

          1. Imports is a corporation, formed and duly organized, validly existing and in good standing under the laws of the state of California. Imports has the corporate power to enter into and perform this agreement. Imports has the corporate power to own or lease its properties and to carry on its business as now being conducted. The capitalization of Imports is as stated in such opinion, and all issued and outstanding shares of Imports are duly authorized, validly issued, fully paid and non-assessable.

          2. No provision of the founding documents or statutes of Imports, or of any mortgage, indenture, agreement, contract, or other instrument known to such counsel to which Imports is a party, will be violated or breached by the performance of this agreement, or to the knowledge of such counsel, requires the consent or authorization of any other person, firm or corporation to this agreement or that, if required, such consent or authorization has been obtained.

          3. Except for the matters referred to in this Agreement or disclosed in writing to Imports prior to the date of this agreement, such counsel knows of no materially adverse action, suit or proceeding pending or threatened against Imports, except that is specifically set forth in Exhibit 2 hereto.

          4.  Imports has full power and authority to execute this Agreement.

          5. All corporate acts and other proceedings required to be taken by Imports to authorize the performance of this Agreement have been duly and properly taken, except for the approval of Imports' shareholders, pursuant to a duly noticed shareholder's meeting, which is required to consummate this agreement. This agreement constitutes the legal, valid and binding obligations of Imports, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally from time to time in effect.

     7.  AFTER ACQUISITION PROVISIONS

     The parties hereto understand that, after the exchange of stock contemplated hereby, Buyer's Board of Directors or nominees of Buyer will be placed on a provisional Board of Directors of Imports, and the present directors of Imports will resign.


     8.  CLOSING

      Concurrently with the Closing, Selling Shareholders shall deliver certificates representing the 1,775,000 shares for the exchange of Imports , and Buyer shall deliver the balance of the purchase price, which shall be turned over to Selling Shareholders. If the funds representing the purchase price are not paid within 48 hours of the resolution of all contingencies of this agreement, then it shall be null and void and the Selling Shareholders will be free to sell the shares to any third party. The closing shall take place on or before 45 days after the execution of this agreement, unless otherwise extended by the parties.

     9.  NOTICES

     Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     10.  ESCROW PROVISIONS

     A. Concurrently with the closing, Selling Shareholders shall deliver certificates representing the shares exchanged to Montana Capital, escrow agent, who shall hold and administer said shares in accordance with the provisions of this paragraph.

     B. Any funds issued for the sale of any shares herein shall be held by Montana Capital and not released until all provisions of the agreement have been complied with and the shares and the balance of the purchase price therefor shall be simultaneously exchanged upon closing.


     11.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of California..

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

     This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

     The parties agree to indemnify and hold the trustee harmless for any acts other than a breach of fiduciary duty, and, further, agree to waive any potential conflict of interest involving the trustee. The trustee shall not be liable for any non-performance of any party, or the resolution of any dispute between the parties. In the event of a dispute over the disbursement of cash or stock, the Trustee shall be entitled to interplead any funds and/or stock into a court of competent jurisdiction.


     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              RUSSIAN IMPORTS.COM, INC.

                                   /s/ Agata Gotova
                              By__________________________________
                                   AGATA GOTOVA, Pres., Secretary, CFO

                              Selling Shareholder

                                   /s/ Jeffrey Volpe
                              By___________________________________
                                   JEFFREY VOLPE



                              Selling Shareholder

                                   /s/ Agata Gotova
                              By_________________________________
                                   AGATA GOTOVA
                                   Selling Shareholder

                              Buyer


                                   /s/ A. Renee Devraes
                              By__________________________
                                   A. RENEE DERVAES


[CAPTION]
Exhibit 2.

     I, Agata Gotova, hereby resign as an officer and director of Russian Imports.com, effective immediately.

Date: December 14, 2000
                                 /s/  Agata Gotova
                                 -----------------------
                                     AGATA GOTOVA

[CAPTION]
Exhibit 3.
SUBSCRIPTION AGREEMENT

Russian Imports, Inc.
827 State Street, Suite 14
Santa Barbara, CA 93101

Gentlemen:

The undersigned acknowledges that he has received and reviewed all relative information requested regarding Russian Imports, Inc., a California corporation ("RSIM"and/or "the Company"), and desires to subscribe for Common stock (the "Shares") of the Company, pursuant to Section 4(2) of the Securities Act of 1933, and other applicable exemptions from registration, in a private offering of shares.

1]   Subscription

     Subject to the terms and conditions hereof the undersigned hereby irrevocably subscribes for and agrees to purchase 3,000,000 shares of Common stock, at the price of $.40 per share, for a total of $1,200,000, represented by a promissory note of even date herewith, which shall be payable in quarterly installments of $100,000 each, beginning 120 days from the date of execution of this agreement. Pending receipt of the quarterly payments, the shares shall be held jointly by the company and the undersigned subscriber, and will be released to subscriber in 250,000 share increments upon receipt by the company of each quarterly payment.

2.]  Acceptance of Subscription

     The undersigned understands and agrees that this subscription is made subject to the following terms and conditions:

     a. The Company shall have the right to reject this subscription, in whole or in part;
     b.   The subscription agreement to be issued and delivered upon account of
this      subscription will only be issued in the name of, delivered to, the undersigned, and the  undersigned agrees to comply with the terms with the
agreement and to execute any and   all further documents necessary in
connection with his investment.

     c. This subscription shall be accepted by the Company signing and delivering to Purchaser at the address set forth on the signature page hereof a fully executed counterpart of this Subscription Agreement.

     d. There is no minimum number of shares of Common stock that must be sold, and accordingly the Purchaser's individual subscription closes upon the Company's acceptance and payments shall be immediately available for use by the Company.

3.   Representations and Warranties of the Undersigned

     You hereby acknowledge that you have received and read copies of the 's Company's annual report on Form 10SB for the last fiscal year, and all of the Company's Form 10QSB's for the periods following the last fiscal year, up to and including September 30, 2000. You hereby further acknowledge that you are aware from these Documents, among other things, that the Company has recently changed its business and is subject to all of the risks of a new venture, it has experienced operating losses since inception, that additional financing will be required for which no provision has been made, that the capitalization of the Company is subject to change and that, accordingly, your investment is highly speculative. The undersigned understands that the Shares are being offered and sold under the exemption from registration provided for in Section 4(2) of the Securities Act of 1933, that this subscription was unsolicited, that the undersigned is purchasing an interest in the Company having been furnished with said reports, and no other offering literature or prospectus other than the information already received has been provided, that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the Securities laws of any state (except some states where the transaction might be registered) because of the small number of persons solicited and the private aspects of the offering, that all documents, records and books, pertaining to this investment, have been made available to the undersigned and his representatives, including his attorney, his accountant and/or his purchaser representative and that the books and records of the issuer will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business, and the undersigned hereby represents and warrants as follows:

                                        /ad/
     a.   The undersigned (I) is a citizen of
 .............................................
     Florida________________, and at least 21          (Initial)
     years of age and (ii) is a bonafide per-manent resident of and is domiciled in this State set forth on the signature page and has no present intention of becoming a resident of any other State or jurisdiction;

     b.   The undersigned (including each
 ..................................................
     Partner of the undersigned if the un-             (Initial)
     dersigned) (exclusive of homes, home
     furnishings and personal automobiles) (I)
     A) in excess of (4) times the aggregate
     purchase price of the shares he is subscribing
     for but in no event less than $.............. and
     B) estimates that he will have during the current
     taxable years and in future years, taxable
     income (after taking into account the effect
     of the purchase of any units) in an amount
     at least equal to $............., or (ii) in excess
     of $........... with no taxable income require-
     ment (except that a corporate purchaser
     may represent that it has a corporate net worth
     in access of $................ and make no repre-
     sentations regarding taxable income);

     c)   The undersigned understands
 ......................................................
     that (I) this investment is suitable only for          (Initial)
     an investor who is in a high tax bracket and who expects to remain in such bracket for the duration of the investment (ii) the Company has no financial and operating history,
     (iii) the Shares are speculative invest-ments with a high degree of risk of loss and
     (iv) There are substantial restrictions on the transferability of, and there will be no public market for the Shares until after the contemplated merger with the public entity, and it may not be possible to liquidate an investment in the Shares in case of emergency;

     d)   The undersigned is able (I) to

 .........................................................
     bear the economic risk of this invest-       (Initial)
     ment, (ii) to hold the shares indefinitely,
     and (iii) presently to afford a complete
     loss of this investment; the undersigned
     has adequate means of providing for
     current needs and personal contingencies,
     has no need for liquidity in this invest-
     ment;
                                        /ad/
     e)   The undersigned, or the undersigned
 ........................................................
     together with his purchaser representative,       (Initial)
     if any, have such knowledge and experience
     in financial and business matters that he and
     such representative are capable of evaluating
     the merits and risks of an investment in the
     Shares and of making an informed investment
     decision;
                                        /ad/
     f)   The undersigned confirms that,
 .........................................................
     in making his decision to purchase the       (Initial)
     Shares, he has relied solely upon indepen-
     dent investigations made by him and/or
     by his representatives, including his own
     professional tax and other advisors and that
     he and such representatives and advisors
     have been given the opportunity to ask
     questions of, and to receive answers from,
     persons acting on behalf of the Company
     concerning the terms an conditions of
     this offering, and to obtain any additional
     information, to the extent such persons
     possess such information or can acquire
     it without unreasonable effort or expense,
     necessary to verify the accuracy of the
     information received by the Company, and
     the undersigned further confirms that he
     understands that any anticipated Federal
     or state income tax benefits may not be
     available, and, further, such tax benefits
     may be adversely affected through adoption
     of new laws, amendments to existing laws
     or regulations or the interpretation of
     existing laws or regulations.
                                        /ad/
     g)   The Shares hereby subscribed are
 ........................................................
     being acquired by the undersigned in              (Initial)
     good faith solely for his own personal
     account, for investment purposes only,
     and are not being purchased for resale,
     resyndication, distribution, subdivision
     or fractionalization thereof; the undersigned
     has no contract or arrangement with any
     person to sell, transfer or pledge to any
     person the Shares of any part thereof, any
     interest therein or any rights thereto; the
     undersigned has not present plans to
     enter into any such contract or arrangement;
     and he understands that as a result he must
     bear the economic risk of the investment
     for an indefinite period of time because the
     Shares have not been registered under the
     Act and, therefore, cannot be sold unless
     they are subsequently registered under the
     Act or unless and exemption from such
     registration is available;
                                        /ad/
     h)   The undersigned understands that
 .........................................................
     No federal or state agency has passed        (Initial)
     on or made any recommendation or endorse-
     ment of the Shares and that the Company is
     relying on the truth and accuracy of the
     representations, declarations and warranties
     herein made by him in offering the shares for
     sale to him without having first registered
     the same under the Act;
                                        /ad/
     I)   The undersigned realizes that, in the
 .....................................................
     The absence of the availability of Rule 144,      (Initial)
     any disposition by him of his Shares may require compliance with some exemption from the Act, and that the Company is under
            no obligation, and has no
     present intention, to take any action to make
     Rule 144 or any such exemption so available, except with regard to the registration rights granted to the undersigned hereby;

                                        /ad/
     j)   The undersigned represents that the
 ........................................................
     Funds provided for this investment are       (Initial)
     either separate property of the undersigned,
     community property over which the under-
     signed has the right of control or are other-
     wise funds as to which the undersigned has
     the sole right of management;
                                        /ad/
     k)   The undersigned consents to the
 ........................................................
     placement of a legend on the Shares               (Initial)
     Certificates representing the Shares, which legend shall be in form substantially as follows:


"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, OR A PRIOR OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

     L)   ____________________ has acted          If the undersigned has no
Purchase
     as Purchase Representative (as defined in         Representative, please
insert "none."
     Rule 501 of the Securities and Exchange
     Commission) for the undersigned (if none,
 .......................................................
     so specify).  The undersigned has been       (Initial only if the
undersigned has a
     advised by his Purchaser Representatives          Purchaser Representative
for this
     as to the merits and risks of the investment      purchase.)
     In the Company in general and suitability of the investment for the undersigned in particular. His Purchaser Representative has confirmed to the undersigned in writing
     (A copy of which instrument has been attached to the Subscription Agreement by the under-signed) of any past, present or presently intended future relationship between the
     Purchaser Representative and any entity or affiliate of any entity described in the Memorandum, and any compensation
     Received or to be received as a result of such relationship. Such Purchaser Representative
     Questionnaire in the form submitted to the undersigned, and such Purchaser Represen-tative Questionnaire has been furnished to the Placement Agent.

     M)   FOR PARTNERSHIPS, CORPOR-
     ATIONS, TRUSTS, OR OTHER ENTITIES
     ONLY: If the undersigned is a partnership, corporation, trust or other entity,

     (i)  The undersigned represents and
 ......................................................
     Warrants that each of its beneficial owners       (Initial)
     meets the suitability requirements described in subparagraph (b) of this paragraph 3,

     (ii) The undersigned has enclosed
 .........................................................
     With this Agreement appropriate evi-         (Initial)
     dence of the authority of the individual executing this Agreement to act on its behalf (i.e., if a trust, a copy of the trust agreement; if a corporation, a certified corporation resolution authorizing the signature and a copy of the articles of incorporation; or if a partnership, a copy of the partnership agreement),

     (iii)     The undersigned represents and
 ........................................................
     Warrants that it was not organized or        (Initial)
     reorganized for the specific purpose of
     acquiring Shares, and

     (iv) The undersigned has the full
 .........................................................
     Power and authority to execute this               (Initial)
     Subscription Agreement on behalf of
     such entity and to make the represen-
     tations and warranties made herein on
     their behalf and this investment in the
     Partnership has been affirmatively
     authorized by the governing board of
     such entity and is not prohibited by the governing documents of the entity.

     The foregoing representations and warranties and undertakings, along with the representations made by the undersigned in the Investor Questionnaire submitted herewith (which representations are incorporated herein by this reference), are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his subscription. By initialing the blank contained in this Agreement, the undersigned represents that he has read and acknowledged the representations contained opposite such initialed blanks.

     If more than one person is signing this Agreement, each representation and warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each person.

4]   Transferability

     The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and further agrees that the assignment and transfer of the Shares acquired pursuant hereto shall be made only in accordance with the applicable state and federal laws.

5]   Use of Proceeds

     The Company agrees to use the proceeds from the sale of the Shares for working capital purposes.

6]   Representations of Company

Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.Capital Stock.
The Company has authorized capital stock as set forth in the Disclosure
Documents.
No Default. The Company is not in violation in any material respect under any applicable statute, rule, order or regulation of any governmental authority having jurisdiction over it, nor in default in the performance, observance or fulfillment of any material obligations, covenants, or condition contained in any note, bond, mortgage, evidence or indebtedness or material agreement to which it is a party which, in the aggregate, would materially and adversely affect the Company, its business, property, assets or financial condition. Agreement Valid. This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company.
Valid Issuance. The Company has duly authorized the issuance and delivery of the Common stock upon terms and conditions set forth herein, and upon such issuance and delivery against payment, the Common stock will be validly issued, fully paid and non-assessable.
Issuance and Sale. Neither the issuance, sale nor delivery of the Common stock will, in any material respect, conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Company, of any law, or any regulation, order, writ, injunction or decrees of any Court or governmental authority, or of any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or will constitute any default thereunder or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property of the Company pursuant to the terms of any such agreement or instrument.

7]   Further Representations and Warranties of the Investors
     Each of the Investors represents and warrants to the Company as follows:

     A. Authorization. When executed and delivered by such Investor, this Agreement will constitute the valid and legally binding obligation of such Investor.

     B. Accredited Investor. Such investor (other than those identified in writing to counsel for the company prior to the closing) is an "accredited investor" as the term is defined in Rule 501 promulgated under the Act.

          ________Yes                   _________No

     C. The Securities are not being acquired for resale or distribution or for the purpose of effecting or causing to be effected a public offering of any part thereof; that, unless an appropriate registration statement is in effect specifically with respect to the Securities, you will at no time offer or sell the Securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the Securities except, in accordance with the Securities Act of 1933, as amended (the "Act") and the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder; that all of the Securities are being acquired for your sole account and no other person shall have any beneficial interest in any of the Securities; and that no agreement or understanding exists with regard to the disposition, sale, transfer or assignment of the Securities other than that set forth herein.

     D. Purchaser has received and read the entire contents of the Disclosure Documents and understands the nature and risks associated with an investment in the Company. Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and Purchaser is satisfied that the Company has provided adequate responsible information to all such Purchaser's questions. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 6 of this Agreement or the right of Purchaser to rely thereon.

     D. Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Common stock unless and until:

There is then in effect a Registration Statement under the Securities Act of 1933, as amended, covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) shall have furnished the Company, upon Company's reasonable request, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

8]   Securities Act of 1933 Investment Representation

     (a) This Agreement is made with each of the Investors in reliance upon their respective representations to the Company, which by its acceptance hereof each of the Investors hereby confirms, that the Shares to be received will be acquired for investment for an indefinite period for its own account and not with a view to the sale or distribution of any part thereof, and that it has not present intention of selling or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Agreement, each of the Investors further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person any of the Shares or any Common stock acquired on conversion of the Shares (all of such securities are hereinafter collectively referred to as the "Securities").

     (b) Each of the Investors understands that the Securities are not registered under the Act on the ground that the sale provided for in this Agreement and the issuance of securities is exempt pursuant to Section 4(2) of the Act, and that the Company's reliance on such exemption is predicated on its representations set forth herein.

     c) Each of the Investors agrees that in no event will it make a disposition of any of the Securities, unless the Securities shall have been registered under the Act, or unless and until (I) it shall have notified the Company with a statement of the circumstances surrounding the proposed disposition and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that (A) such disposition will not require registration of such securities under the Act, and (B) that appropriate action necessary for compliance with the Act has been taken.

     (d) Each of the Investors represent that it is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions which have been asked by the Investors answered by the Company.

     (e) Each of the investors understands that if a registration statement covering the Securities under the Act is not in effect when it desires to sell any of the Securities, it may be required to hold such Securities for an indeterminate period. Each of the Investors also acknowledges that it understands that any sale of the Securities which might be made by it in reliance upon Rule 144 under the act may be made only in limited amounts in accordance with the terms and conditions of that rule.

     (f) Rule 144. The Company covenants and agrees that; (I) at all times while it is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Act; and
(ii) it will furnish the Investors upon request with all information about the Company required for the preparation and filing of Form 144.

     (g) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions will be reasonably satisfactory in substance and form to the Investors and their counsel, and the Investors and their counsel will have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

9.   Miscellaneous

     A. Agreement is Entire Contract. Except as specifically referenced herein, this Agreement constitutes the entire contact between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     B. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada.

     C. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     D. Title and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement.

     E. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party.

     F. Finders Fee. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission and compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     G. Survival of Warranties. The warranties and representations of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder.

     H. Amendment of Agreement. Except as expressly provided herein, any provision of this Agreement may be amended or waived on behalf of all Investors by a written instrument signed by the Company, and by Investors holding at least a majority of the aggregate of the shares of Common Stock issuable and issued upon conversion of the Shares.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

RUSSIAN IMPORTS, INC.
   /s/  Agata Gotova/
By:________________________________

Subscriber:
   /s/  A. Rene Devraes, Jr.
By:________________________________
      A. RENE DEVRAES, JR.

[CAPTION]
Exhibit 4.
RESOLUTION OF THE BOARD OF DIRECTORS
OF RUSSIAN IMPORTS, INC.
A California corporation

     Pursuant to the laws of the state of California and the By-Laws of RUSSIAN IMPORTS, INC., the Board of Directors of RUSSIAN IMPORTS, INC. herewith adopt the following Resolution, without the necessity of a Board of Director's
Meeting:

     RESOLVED, that, in exchange for present and future services, 2,000,000 shares of common stock shall be issued to A. Rene Devraes, Jr., 170 South County Road, Palm Beach, Florida.

     FURTHER RESOLVED, that A. Rene Devraes, Jr. be issued an additional 3,000,000 shares of common stock in exchange for a promissory note in the principal amount of $1,200,000, payable in quarterly installments of $100,000.
     FURTHER RESOLVED, that the following common shares be issued pursuant to the Company's Registration Statement on Form SB-2:

Legal Computer Technology, Inc., 265 Sunrise Ave., Ste. 204
Palm Beach, FL 33480
                                        37,500 shares
     FURTHER RESOLVED, that the company's offering on Form SB-2 be and hereby is closed.

     FURTHER RESOLVED, that A. RENE DEVRAES, JR. be and hereby is appointed as a Director of the Company.

          The undersigned directors hereby adopt this resolution as of the 8th day of December, 2000.

                                        /s/  Agata Gotova
                                        -----------------------
                                            AGATA GOTOVA